Exhibit (b)(13)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John L. Bernbach, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ John L. Bernbach
John L. Bernbach
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marcel R. Coutu, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Marcel R. Coutu
Marcel R. Coutu
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, André Desmarais, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ André Desmarais
André Desmarais
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Olivier Desmarais, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Olivier Desmarais
Olivier Desmarais
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul Desmarais, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Paul Desmarais, Jr.
Paul Desmarais, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul Desmarais, III, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Paul Desmarais, III
Paul Desmarais, III
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Alain Louvel, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Alain Louvel
Alain Louvel
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Mahon, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Paul A. Mahon
Paul A. Mahon
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jerry E.A. Nickerson, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Jerry E.A. Nickerson
Jerry E.A. Nickerson
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Jeffrey Orr, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ R. Jeffrey Orr
R. Jeffrey Orr
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michel Plessis-Bélair, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Michel Plessis-Bélair
Michel Plessis-Bélair
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Henri-Paul Rousseau, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Henri-Paul Rousseau
Henri-Paul Rousseau
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Raymond Royer, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Raymond Royer
Raymond Royer
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T. Timothy Ryan, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ T. Timothy Ryan, Jr.
T. Timothy Ryan, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jerome J. Selitto, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Jerome J. Selitto
Jerome J. Selitto
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gregory D. Tretiak, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Gregory D. Tretiak
Gregory D. Tretiak
Member, Board of Directors
Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brian E. Walsh, a member of the Board of Directors of Great-West Life & Annuity Insurance Company (the “Company”), a Colorado corporation, do hereby constitute and appoint Richard G. Schultz, Beverly A. Byrne, and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Form 10-K) and any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL 2 Series Account (811-09201)	333-70963
COLI VUL-4 Series Account (811-22105)	333-145333
FutureFunds Series Account (811-03972)	002-89550
FutureFunds Series Account — FutureFunds Select (811-03972)	333-158546
Variable Annuity-1 Series Account — Schwab OneSource Annuity (811-07549)	333-52956
Variable Annuity-1 Series Account — Schwab OneSource Choice Variable Annuity (811-07549)	333-194043
Variable Annuity-1 Series Account — Schwab Advisor Choice Variable Annuity (811-07549)	333-194099
Variable Annuity-2 Series Account — Great-West Smart Track Variable Annuity (811-05817)	333-176926
Variable Annuity-2 Series Account — Great-West Smart Track II Variable Annuity (811-05817)	333-189114
Variable Annuity-2 Series Account – Form N-4 Registration Statement to be filed for a Variable Annuity Contract with Guaranteed Lifetime Withdrawal Benefit (811-05817)
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Form N-4 Registration Statements to be filed for Group Variable Annuity Contracts with Guaranteed Lifetime Withdrawal Benefit
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-194437
Great-West Secure-Foundation Group Fixed Deferred Annuity Contract	333-194436
Great-West Secure-Foundation Group Fixed Deferred Annuity Certificate	333-190950
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2015.

/s/ Brian E. Walsh
Brian E. Walsh
Member, Board of Directors
Great-West Life & Annuity Insurance Company